UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2018

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36198	46-2286804
(Commission File Number)	(IRS Employer Identification No.)

5660 New Northside Drive, Third Floor
Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 857-4700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 13, 2018, Intercontinental Exchange, Inc. (“ICE”) completed the public offering and issuance of $400,000,000 aggregate principal amount of its 3.450% Senior Notes due 2023 (the “2023 Notes”), $600,000,000 aggregate principal amount of its 3.750% Senior Notes due 2028 and $1,250,000,000 aggregate principal amount of its 4.250% Senior Notes due 2048 (the “2048 Notes” and, together with the 2023 Notes and the 2028 Notes, the “Notes”).

The Notes were sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated August 6, 2018, among ICE and Merrill Lynch, Pierce, Fenner & Smith Incorporated, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC as representatives of the underwriters named therein. The Notes were offered and sold pursuant to ICE’s automatic shelf registration statement on Form S-3 (File No. 333-223502) and the prospectus included therein, filed with the Securities and Exchange Commission on March 7, 2018, and supplemented by the prospectus supplement dated August 6, 2018. The Notes were issued under the Indenture, dated as of August 13, 2018 (the “Indenture”), between ICE and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of August 13, 2018 (the “Supplemental Indenture”), between ICE and the Trustee.

ICE received approximately $2.22 billion in net proceeds, after underwriting discounts and commissions and before offering expenses, from the sale of the Notes. ICE intends to use the net proceeds from the offering for general corporate purposes, including to fund the redemption of the $600,000,000 aggregate principal amount of 2.50% Senior Notes due 2018 and to pay down outstanding commercial paper.

The foregoing description of the Underwriting Agreement, the Indenture and the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Indenture and the Supplemental Indenture (including the forms of the Notes), which are filed or incorporated by reference as Exhibits 1.1, 4.1 and 4.2 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of August 6, 2018 among Intercontinental Exchange, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and MUFG Securities Americas Inc., as representatives of the underwriters named therein.

4.1	Indenture dated as of August 13, 2018 between Intercontinental Exchange, Inc., as issuer, and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture dated as of August 13, 2018 between Intercontinental Exchange, Inc., as issuer, and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 3.450% Senior Notes due 2023 (included in Exhibit 4.2).

4.4	Form of 3.750% Senior Notes due 2028 (included in Exhibit 4.2).

4.5	Form of 4.250% Senior Notes due 2048 (included in Exhibit 4.2).

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: August 13, 2018	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski Senior Vice President, Associate General Counsel